Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2012 and 2011

	2nd Quarter
(in thousands, except per share data)	2012	2011	Change
Operating Revenues
Oil and gas operations	$399,468	$244,090	$155,378
Natural gas distribution	70,887	86,309	(15,422)

Total operating revenues	470,355	330,399	139,956

Operating Expenses
Cost of gas	13,669	32,419	(18,750)
Operations and maintenance	112,713	103,232	9,481
Depreciation, depletion and amortization	101,991	65,629	36,362
Taxes, other than income taxes	19,523	21,095	(1,572)
Accretion expense	1,861	1,689	172

Total operating expenses	249,757	224,064	25,693

Operating Income	220,598	106,335	114,263

Other Income (Expense)
Interest expense	(15,835)	(9,463)	(6,372)
Other income	659	779	(120)
Other expense	(582)	(113)	(469)

Total other expense	(15,758)	(8,797)	(6,961)

Income Before Income Taxes	204,840	97,538	107,302
Income tax expense	73,553	34,213	39,340

Net Income	$131,287	$63,325	$67,962

Diluted Earnings Per Average Common Share	$1.82	$0.87	$0.95

Basic Earnings Per Average Common Share	$1.82	$0.88	$0.94

Diluted Avg. Common Shares Outstanding	72,330	72,420	(90)

Basic Avg. Common Shares Outstanding	72,117	72,065	52

Dividends Per Common Share	$0.14	$0.135	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2012 and 2011

	Year-to-date
(in thousands, except per share data)	2012	2011	Change
Operating Revenues
Oil and gas operations	$623,425	$460,882	$162,543
Natural gas distribution	265,374	355,881	(90,507)

Total operating revenues	888,799	816,763	72,036

Operating Expenses
Cost of gas	73,255	164,168	(90,913)
Operations and maintenance	223,274	207,014	16,260
Depreciation, depletion and amortization	196,525	126,757	69,768
Asset impairment	21,545	—	21,545
Taxes, other than income taxes	45,758	49,270	(3,512)
Accretion expense	3,674	3,338	336

Total operating expenses	564,031	550,547	13,484

Operating Income	324,768	266,216	58,552

Other Income (Expense)
Interest expense	(31,260)	(18,867)	(12,393)
Other income	2,217	2,009	208
Other expense	(221)	(276)	55

Total other expense	(29,264)	(17,134)	(12,130)

Income Before Income Taxes	295,504	249,082	46,422
Income tax expense	106,811	91,489	15,322

Net Income	$188,693	$157,593	$31,100

Diluted Earnings Per Average Common Share	$2.61	$2.18	$0.43

Basic Earnings Per Average Common Share	$2.62	$2.19	$0.43

Diluted Avg. Common Shares Outstanding	72,336	72,364	(28)

Basic Avg. Common Shares Outstanding	72,110	72,033	77

Dividends Per Common Share	$0.28	$0.27	$0.01

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2012 and December 31, 2011

(in thousands)	June 30, 2012	December 31, 2011
ASSETS
Current Assets
Cash and cash equivalents	$61,306	$9,541
Accounts receivable, net of allowance	247,095	231,925
Inventories	75,428	74,012
Regulatory asset	60,485	57,143
Other	27,135	71,547

Total current assets	471,449	444,168

Property, Plant and Equipment
Oil and gas properties, net	4,219,527	3,783,842
Utility plant, net	826,426	813,428
Other property, net	23,914	23,506

Total property, plant and equipment, net	5,069,867	4,620,776

Other Assets
Regulatory asset	89,785	95,633
Long-term derivative instruments	103,273	31,056
Other	45,166	45,783

Total other assets	238,224	172,472

TOTAL ASSETS	$5,779,540	$5,237,416

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$1,000	$1,000
Notes payable to banks	310,000	15,000
Accounts payable	252,586	302,048
Regulatory liability	28,497	58,279
Other	197,478	167,552

Total current liabilities	789,561	543,879
Long-term debt	1,153,599	1,153,700

Deferred Credits and Other Liabilities
Regulatory liability	77,144	87,234
Deferred income taxes	877,749	806,127
Long-term derivative instruments	1,624	34,663
Other	187,319	179,650

Total deferred credits and other liabilities	1,143,836	1,107,674

Total Shareholders’ Equity	2,692,544	2,432,163

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,779,540	$5,237,416

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2012 and 2011

	2nd Quarter
(in thousands, except sales price data)	2012	2011	Change
Oil and Gas Operations
Operating revenues
Natural gas	$68,249	$98,037	$(29,788)
Oil	306,960	118,938	188,022
Natural gas liquids	23,692	21,482	2,210
Other	567	5,633	(5,066)

Total	$399,468	$244,090	$155,378

Production volumes
Natural gas (MMcf)	19,278	17,778	1,500
Oil (MBbl)	2,195	1,501	694
Natural gas liquids (MMgal)	27.8	22.6	5.2
Total production volumes (MMcfe)	36,414	30,012	6,402
Total production volumes (MBOE)	6,069	5,002	1,067
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$3.54	$5.51	$(1.97)
Oil (barrel)	$139.85	$79.24	$60.61
Natural gas liquids (gallon)	$0.85	$0.95	$(0.10)
Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$3.55	$5.51	$(1.96)
Oil (barrel)	$85.70	$79.24	$6.46
Natural gas liquids (gallon)	$0.75	$0.95	$(0.20)
Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$2.19	$4.18	$(1.99)
Oil (barrel)	$85.70	$96.79	$(11.09)
Natural gas liquids (gallon)	$0.71	$1.12	$(0.41)
Other data
Lease operating expense (LOE)
LOE and other	$58,779	$50,712	$8,067
Production taxes	13,205	14,192	(987)

Total	$71,984	$64,904	$7,080

Depreciation, depletion and amortization	$91,458	$55,783	$35,675
General and administrative expense	$16,807	$15,089	$1,718
Capital expenditures	$293,909	$259,533	$34,376
Exploration expenditures	$952	$1,207	$(255)
Operating income	$216,406	$105,418	$110,988

Natural Gas Distribution
Operating revenues
Residential	$40,371	$51,370	$(10,999)
Commercial and industrial	20,442	23,393	(2,951)
Transportation	13,661	11,961	1,700
Other	(3,587)	(415)	(3,172)

Total	$70,887	$86,309	$(15,422)

Gas delivery volumes (MMcf)
Residential	1,985	2,749	(764)
Commercial and industrial	1,449	1,662	(213)
Transportation	11,547	10,739	808

Total	14,981	15,150	(169)

Other data
Depreciation and amortization	$10,533	$9,846	$687
Capital expenditures	$18,030	$22,297	$(4,267)
Operating income	$4,448	$1,163	$3,285

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2012 and 2011

	Year-to-date
(in thousands, except sales price data)	2012	2011	Change
Oil and Gas Operations
Operating revenues
Natural gas	$143,829	$193,636	$(49,807)
Oil	431,274	222,194	209,080
Natural gas liquids	47,404	39,015	8,389
Other	918	6,037	(5,119)

Total	$623,425	$460,882	$162,543

Production volumes
Natural gas (MMcf)	38,370	35,112	3,258
Oil (MBbl)	4,148	2,865	1,283
Natural gas liquids (MMgal)	53.8	42.3	11.5

Total production volumes (MMcfe)	70,944	58,350	12,594
Total production volumes (MBOE)	11,824	9,725	2,099

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$3.75	$5.51	$(1.76)
Oil (barrel)	$103.97	$77.55	$26.42
Natural gas liquids (gallon)	$0.88	$0.92	$(0.04)

Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$3.75	$5.51	$(1.76)
Oil (barrel)	$85.43	$77.55	$7.88
Natural gas liquids (gallon)	$0.81	$0.92	$(0.11)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$2.43	$4.10	$(1.67)
Oil (barrel)	$91.77	$92.92	$(1.15)
Natural gas liquids (gallon)	$0.83	$1.07	$(0.24)

Other data
Lease operating expense (LOE)
LOE and other	$115,391	$97,657	$17,734
Production taxes	27,367	26,475	892

Total	$142,758	$124,132	$18,626

Depreciation, depletion and amortization	$175,546	$107,131	$68,415
Asset impairment	$21,545	$—	$21,545
General and administrative expense	$34,750	$33,983	$767
Capital expenditures	$634,876	$399,856	$235,020
Exploration expenditures	$2,741	$1,821	$920
Operating income	$242,411	$190,477	$51,934

Natural Gas Distribution
Operating revenues
Residential	$170,879	$239,044	$(68,165)
Commercial and industrial	67,198	90,299	(23,101)
Transportation	29,259	28,454	805
Other	(1,962)	(1,916)	(46)

Total	$265,374	$355,881	$(90,507)

Gas delivery volumes (MMcf)
Residential	10,223	15,340	(5,117)
Commercial and industrial	4,891	6,662	(1,771)
Transportation	23,583	23,709	(126)

Total	38,697	45,711	(7,014)

Other data
Depreciation and amortization	$20,979	$19,626	$1,353
Capital expenditures	$32,973	$35,837	$(2,864)
Operating income	$83,008	$76,222	$6,786